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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Silverline Technologies Limited on Form S-8 of our report dated May 2, 2000, appearing in the Prospectus which is part of Registration Statement File
No. 333-11984 of Silverline Technologies Limited.



Mumbai, India
July 31, 2000